Taxes on Income	12 Months Ended
Dec. 31, 2023
Taxes on Income [Abstract]
Taxes on Income

Note 17 - Taxes on Income

A.	Corporate tax rate

The tax rate applicable to the Group is 23%.

B.

Carry-forward losses

The Company and its subsidiaries incurred losses through 2023, which are not expected to be utilized in the foreseeable future. Therefore, the Group did not record current taxes or deferred tax assets.

In 2023, the main reconciling item from the statutory tax rate of the Company (23%, representing theoretical tax benefit of approximately USD 4.6 million) to the effective tax rate (0%) is mainly due to the fact that deferred taxes were not created in respect of current year tax losses and benefits.

The carry-forward loss for tax purposes of the Company and its subsidiaries, and the unrecognized research and development expenses, amounts to USD 96 million as of December 31, 2023 (2022 – USD 82 million, 2021 – USD 59 million).